UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive proxy statement

[X]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

                THE HARTFORD MUTUAL FUNDS II, INC.

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee paid previously with preliminary materials

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

INVESTOR PROFILE: Investor ID: Security ID: Shares owned:

PRIORITY NOTICE – PLEASE CALL TODAY

Dear Valued Shareholder,

We have made several attempts to reach you regarding your investment in The Hartford Growth Opportunities Fund. It is very important that we speak with you by December 30, 2023.

Please call us toll-free at 1-866-406-2285.

Representatives are available 9 a.m. to 10 p.m. Eastern Time, Monday through Friday and 10 a.m. to 5 p.m. Eastern Time on Saturday.

Thank you in advance for your assistance.

Sincerely,

The Hartford Growth Opportunities Fund

E4_RN_19309